Filed pursuant to Rule 497(a)

File No. 333-195070

Rule 482ad

FOR IMMEDIATE RELEASE

THL Credit Announces Public Offering

BOSTON – December 9, 2015 – THL Credit, Inc. (NASDAQ: TCRD) (“THL Credit”) announced that it plans to make a public offering of Notes due 2022 (the “Notes”). THL Credit expects to list the Notes on the New York Stock Exchange under the trading symbol “TCRZ.” The offering of the Notes will be made under THL Credit’s existing shelf registration statement, which was filed with, and declared effective by, the Securities and Exchange Commission. Keefe, Bruyette & Woods, Inc. is acting as book-running manager for this offering. BB&T Capital Markets, a division of BB&T Securities, LLC, Janney Montgomery Scott LLC and Wunderlich Securities, Inc. are acting as lead managers for this offering.

THL Credit expects to use the net proceeds of this offering to repay outstanding indebtedness under its revolving credit facility.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of THL Credit before investing. The preliminary prospectus supplement dated December 9, 2015 and the accompanying prospectus dated June 24, 2015, which have been filed with the Securities and Exchange Commission, contain this and other information about THL Credit and should be read carefully before investing.

The information in the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed. This press release is not an offer to sell any securities of THL Credit and is not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.

The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus, copies of which may be obtained from: Keefe, Bruyette & Woods, Inc., 787 Seventh Avenue, Fourth Floor New York, NY 10019 (telephone number 1-800-966-1559).

ABOUT THL CREDIT

THL Credit is an externally-managed, non-diversified closed-end management investment company that has elected to be treated as a business development company (BDC) under the Investment Company Act of 1940. THL Credit’s investment objective is to generate both current income and capital appreciation, primarily through investments in privately negotiated debt and equity securities of middle market companies.

THL Credit is headquartered in Boston, with additional investment teams in Chicago, Houston, Los Angeles and New York. THL Credit is a direct lender to lower middle market companies that invests primarily in directly originated first lien and second lien secured loans, including through unitranche investments. In certain instances, THL Credit also makes subordinated debt investments, which may include an associated equity component such as warrants, preferred stock or other similar securities, and direct equity co-investments. THL Credit targets investments primarily in lower middle market companies with annual EBITDA generally between $5 million and $25 million that require capital for growth and acquisitions. THL Credit’s investment activities are managed by THL Credit Advisors LLC, an investment adviser registered under the Investment Advisers Act of 1940.

ABOUT THL CREDIT ADVISORS LLC

THL Credit Advisors LLC (“THL Credit Advisors”) is an alternative credit investment manager for both direct lending and broadly syndicated investments through public and private vehicles, collateralized loan obligations, separately managed accounts and co-mingled funds. THL Credit Advisors and its subsidiary maintain a variety of advisory and sub-advisory relationships across their investment platforms, including THL Credit, Inc. (Nasdaq:TCRD), a publicly traded business development company, and THL Credit Senior Loan Fund (NYSE:TSLF), a non-diversified, closed-end management investment company.

FORWARD-LOOKING STATEMENTS

Statements included herein may constitute “forward-looking statements,” which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the Securities and Exchange Commission THL Credit undertakes no duty to update any forward-looking statements made herein.

Investor Contact:

THL Credit, Inc.

Terrence W. Olson

COO & CFO

617-790-6010

Media Contact:

Sard Verbinnen & Co

Matt Benson

212-687-8080

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